UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2006

ENIGMA SOFTWARE GROUP, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

Delaware	33-08070-LA	20-2675930
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2 Stamford Landing, Suite 100, Stamford, CT 06902
(Address of Principal Executive Offices)

Issuer’s telephone number, including area code - (888) 360-0646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 11, 2006, Enigma Software Group, Inc., a Delaware corporation (the “Company”), issued a press release reporting the fact that it is experiencing negative cash flow and that it has encountered a liquidity crisis.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number	Exhibit
99.1	Press Release of Enigma Software Group, Inc., dated April 11, 2006 reporting on the Company’s financial condition.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENIGMA SOFTWARE GROUP, INC.

Date: April 11, 2006	BY:	/s/ Richard M. Scarlata

Richard M. Scarlata Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Enigma Software Group, Inc., dated April 11, 2006 reporting on the Company’s financial condition.

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